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                                                                      EXHIBIT 21

                     FOOT LOCKER, INC. AND SUBSIDIARIES(1)
                                February 25, 2002



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
                                                                                    State or Other
Name                                                                         Jurisdiction of Incorporation
----                                                                         -----------------------------
Foot Locker, Inc.                                                                      New York
         Footlocker.com, Inc.                                                          Delaware
                  Eastbay, Inc.                                                        Wisconsin
         Foot Locker Asia, Inc.                                                        Delaware
         Foot Locker Asia Limited                                                      Hong Kong
         Foot Locker Australia, Inc.                                                   Delaware
         Foot Locker Austria GmbH                                                      Austria
         Foot Locker Belgium N.V.                                                      Belgium
         Foot Locker Denmark ApS                                                       Denmark
         Foot Locker China, Inc.                                                       Delaware
         Foot Locker Europe B.V.                                                       Netherlands
         Foot Locker France S.A.                                                       France
         Foot Locker Germany GmbH                                                      Germany
         Foot Locker Italy S.r.l.                                                      Italy
         Foot Locker Japan, Inc.                                                       Delaware
         Foot Locker Netherlands B.V.                                                  Netherlands
         Foot Locker Spain S.L.                                                        Spain
         Foot Locker Sweden Aktiebolag                                                 Sweden
         Foot Locker (Thailand) Co., Ltd.                                              Thailand
         Foot Locker U.K. Limited(2)                                                   U.K.
                  Freedom Sportsline Limited                                           U.K.
                           Foot Locker Realty Europe Limited                           U.K.
         Kids Mart, Inc.(3)                                                            Florida
         Kids Mart, Inc.                                                               Delaware
         Little Folk Shop Inc.                                                         Delaware
         Northern Reflections Inc.                                                     Delaware
         Randy River, Inc.                                                             Delaware
         The Richman Brothers Company                                                  Ohio
                  Custom Cut, Inc.                                                     Delaware
         RX Place, Inc.                                                                Delaware
         Specialty Times, Inc.                                                         Delaware
         Team Edition Apparel, Inc.                                                    Florida
         Venator Group Administration, Inc.                                            Delaware
         Foot Locker Specialty, Inc.                                                   New York
                  AB Specialty, Inc.                                                   Delaware
                  Barclay Park and Church Advertising Inc.                             Delaware
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(1) The name of each subsidiary company is indented under the name of its parent company and, unless otherwise noted in a footnote, each such subsidiary company is 100% owned by its parent. Directors' qualifying shares, if any, are deemed to be beneficially owned by a subsidiary's parent company. All subsidiaries wholly owned, directly or indirectly, by Foot Locker, Inc. are consolidated with Foot
Locker, Inc. for accounting and financial reporting purposes.

(2) 67 percent of the shares of this subsidiary are held directly by Foot
Locker, Inc.; 33 percent of the shares are held by Foot Locker Europe B.V.

(3) 1 million shares of Series A Convertible Preferred Stock, par value $.001 per share, pursuant to a Stock Acquisition Agreement dated May 30, 1996.
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[FOOT LOCKER, INC.  --  (CONT.)]
         [FOOT LOCKER SPECIALTY, INC. -- (CONT.)]

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
                  Checklot Service Center, Inc.                                 Delaware
                           Frame Scene, Inc.                                    Delaware
                  Herald Square Stationers, Inc.                                Delaware
                  Lamston 37-33/45 Seventy-Fourth  Street Corp.                 New York
                  Lamston 69-73/5 Grand Avenue Corp.                            New York
                           Lamston 1279 Third Avenue Corp.                      New York
                  Red Grille of Hawaii, Inc.                                    Delaware
                  Red Grille of Louisiana, Inc.                                 Delaware
                  Trade Center Realty, Inc.                                     Delaware
                  Woolco Fashionwear Corp.                                      Delaware
                  Woolco Inc.                                                   Delaware
                  233 Broadway, Inc.                                            New York
                  340 Supply Co.                                                Pennsylvania
                  Venator Group Franchises LLC                                  Delaware
                  Rosedale Accessory Lady, Inc.                                 Minnesota
                           Accessory Lady, Inc.                                 Texas
                           Atlanta Southlake Accessory Lady, Inc.               Georgia
                           Beachwood Accessory Lady, Inc.                       Ohio
                           Brea Accessory Lady, Inc.                            California
                           Bridgewater Commons Accessory Lady, Inc.             New Jersey
                           Buckland Hills Accessory Lady, Inc.                  Connecticut
                           Cherry Hill Accessory Lady, Inc.                     New Jersey
                           Chesterfield Accessory Lady, Inc.                    Virginia
                           Chicago Accessory Lady, Inc.                         Illinois
                           Copley Place Accessory Lady, Inc.                    Massachusetts
                           Colonie Center Accessory Lady, Inc.                  New York
                           Crabtree Mall Accessory Lady, Inc.                   North Carolina
                           Dadeland Center Accessory Lady, Inc.                 Florida
                           Delamo Accessory Lady, Inc.                          California
                           Fashion Valley Accessory Lady, Inc.                  California
                           Four Seasons Accessory Lady, Inc.                    North Carolina
                           Fox Valley Accessory Lady, Inc.                      Illinois
                           Garden State Accessory Lady, Inc.                    New Jersey
                           The Gardens Accessory Lady, Inc.                     Florida
                           Glendale Accessory Lady, Inc.                        California
                           Grand Avenue Accessory Lady, Inc.                    Wisconsin
                           Hanes Mall Accessory Lady, Inc.                      North Carolina
                           Hawthorne Center (IL.) Accessory Lady, Inc.          Illinois
                           Lakeside Accessory Lady, Inc.                        Louisiana
                           Mainplace Accessory Lady, Inc.                       California
                           Mall Del Norte Accessory Lady, Inc.                  Texas
                           McAllen Accessory Lady, Inc.                         Texas
                           Penn Square Accessory Lady, Inc.                     Oklahoma
                           Pentagon City Accessory Lady, Inc.                   Virginia
                           Raceway Accessory Lady, Inc.                         New Jersey
                           Randhurst Accessory Lady, Inc.                       Illinois
                           Regency Square Accessory Lady, Inc.                  Florida
                           Ridgedale Accessory Lady, Inc.                       Minnesota
                           McLean Accessory Lady, Inc.                          Virginia
                           Menlo Park Accessory Lady, Inc.                      New Jersey
                           Montclair Accessory Lady, Inc.                       California

[FOOT LOCKER, INC.  --  (CONT.)]
         [FOOT LOCKER SPECIALTY, INC.  --  (CONT.)]
                  [ROSEDALE ACCESSORY LADY, INC. -- (CONT.)]

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
                           Montgomery Accessory Lady, Inc.                      Maryland
                           Northbrook Accessory Lady, Inc.                      Illinois
                           North County Fair Accessory Lady, Inc.               California
                           Northridge Accessory Lady, Inc.                      California
                           Oakbrook Center Accessory Lady, Inc.                 Illinois
                           The Oaks Accessory Lady, Inc.                        California
                           Orlando Accessory Lady, Inc.                         Florida
                           Paradise Valley Accessory Lady, Inc.                 Arizona
                                    Palm Beach Mall Accessory Lady, Inc.        Florida
                           Paramus Park Accessory Lady, Inc.                    New Jersey
                           The Parks Accessory Lady, Inc.                       Texas
                           Riverside Hackensack Accessory Lady, Inc.            New Jersey
                           Roosevelt Field Accessory Lady, Inc.                 New York
                           Scottsdale Accessory Lady, Inc.                      Arizona
                           Southdale Accessory Lady, Inc.                       Minnesota
                           St. Louis Galleria Accessory Lady, Inc.              Missouri
                           Stoneridge Accessory Lady, Inc.                      California
                           Stonestown Accessory Lady, Inc.                      California
                           Sunrise Boulevard (Fla.) Accessory Lady, Inc.        Florida
                           Sunvalley Accessory Lady, Inc.                       California
                           Towson Accessory Lady, Inc.                          Maryland
                           Tri-County Accessory Lady, Inc.                      Ohio
                           Tysons Corner Accessory Lady, Inc.                   Virginia
                           Valley Fair Accessory Lady, Inc.                     California
                           Willowbrook Accessory Lady, Inc.                     New Jersey
                           Woodman Avenue Accessory Lady, Inc.                  California
         Foot Locker Retail, Inc.                                               New York
                  Armel, Inc.                                                   Florida
                           Armel Acquisition, Inc.                              Florida
                                    Champs of Crossgates, Inc.                  Florida
                                    Champs of Holyoke, Inc.                     Florida
                                    Champs Sporting Goods of
                                        Esplanade, Inc.                         Florida
                                    Champs Sporting Goods, Inc.                 Tennessee
                                    Champs Sport Shops, Inc. of Maryville       Florida
                                    Champs Sport Shops, Inc. of Cutler Ridge    Florida
                                    Champs Sport Shops, Inc. of Broward         Florida
                                    Champs Sport Shops of Daytona, Inc.         Florida
                                    San Del of Jacksonville, Inc.               Florida
                                    Champs Sport Shops, Inc. of 163rd Street    Florida
                                    San Del, Inc. of Atlanta                    Florida
                                    Champs Four Seasons, Inc.                   North Carolina
                                    Joe Chichelo, Inc.                          Florida
                                    Champs Sport Shops, Inc.                    Florida
                                    Champs Sport Shops, Inc. of Aventura        Florida
                                    Champs Sporting Goods of N.C., Inc.         North Carolina
                                    Champs Sport Shops, Inc. of
                                        Miami International                     Florida
                                    Champs Sporting Goods, Inc.                 Louisiana
                                    Champs Sport Shops, Inc. of Omni            Florida
                                    Champs Sport Shops, Inc. of Nashville       Florida

 [FOOT LOCKER, INC.  --  (CONT.)]
         [FOOT LOCKER RETAIL, INC.  --  (CONT.)]
                  [ARMEL, INC. -- (CONT.)]
                           [ARMEL ACQUISITION, INC. -- (CONT.)]

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
                                    Champs Sport Shops, Inc. of Houston            Florida
                                    Champs Sport Shops, Inc. of Fort Lauderdale    Florida
                                    Sneakers Inc. of Greensboro                    North Carolina
                                    Sneakers Inc. of Knoxville                     Tennessee
                                    Sneakers Inc. of Daytona Beach                 Florida
                                    Champs of Maryland, Inc.                       Florida
                           Champs of Virginia, Inc.                                Florida
                           SneaKee Feet of Maryland, Inc.                          Florida
                           SneaKee Feet of Montgomery Village, Inc.                Florida
                           SneaKee Feet of North Carolina, Inc.                    Florida
                                    Runner-Up of Orlando, Inc.                     Florida
                           SneaKee Feet of Tampa, Inc.                             Florida
                           SneaKee Feet, Inc.                                      Florida
                           Champs of Missouri, Inc.                                Missouri
                           Champs Sport Shops of Maryland, Inc.                    Maryland
                           Champs of Connecticut, Inc.                             Connecticut
                           Champs Sport Shops of Massachusetts, Inc.               Massachusetts
                           Champs of Georgia, Inc.                                 Georgia
                           Champs of New Jersey, Inc.                              New Jersey
                           Champs of Oklahoma, Inc.                                Oklahoma
                           Champs of Tennessee, Inc.                               Tennessee
                           SneaKee Feet of Washington Outlet Mall, Inc.            Florida
                  Foot Locker Atlantic City, LLC                                   Delaware
                           Menlo Trading Company                                   California
                           Athletic Shoe Factory, Inc.                             California
                  Janess Properties, Inc.                                          Delaware
                  Foot Locker Investments LLC                                      Delaware
                           Venator Group Canada Holdings ULC                       Canada
                  Foot Locker Corporate Services, Inc.                             Delaware
                  Kinney Trading Corp.                                             New York
                  Robby's Sporting Goods, Inc.                                     Florida
         SFMB Specialty Corporation                                                California
         Foot Locker Realty Corporation                                            New York
         Foot Locker Holdings, Inc.                                                New York
                  Retail Company of Germany, Inc.                                  Delaware
                  FL Canada Holdings, Inc.                                         Delaware
                           Foot Locker Canada Corporation                          Canada
                  Foot Locker Pacific Holdings, Inc.                               Delaware
                  Woolworth Holding S. de R.L. de C.V.                             Mexico
                           Foot Locker de Mexico, S.A. de C.V.                     Mexico
                           Distribuidora Foot Locker S.A. de C.V.                  Mexico
                  Foot Locker Canada Inc.                                          Canada
                           Venator Group Canada Properties Corp.                   Canada
                           Foot Locker Properties Inc.                             Canada
                           142739 Canada Limited                                   Canada
                           509752 New Brunswick, Inc.                              Canada
                  Foot Locker Sourcing, Inc.                                       Delaware
                           Athletic Group Sourcing LLC                             Delaware
                           Northern Group Sourcing LLC                             Delaware
                           San Francisco Music Box Sourcing LLC                    Delaware
                           Venator Group Sourcing Taiwan LLC                       Delaware
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